                                                                Exhibit 10.8.4

                    SUPPLEMENTAL AGREEMENT TO THE AMENDED
                    AND RESTATED WHOLESALE POWER CONTRACT

      THIS SUPPLEMENTAL AGREEMENT TO THE AMENDED AND RESTATED WHOLESALE POWER CONTRACT, dated as of March 1, 1997 (together with permitted amendments hereto, this "Supplement"), is entered into by and between OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP GENERATION & TRANSMISSION CORPORATION), an electric membership corporation organized and existing under the laws of the State of Georgia (the "Seller"), and ALTAMAHA ELECTRIC MEMBERSHIP CORPORATION, an electric membership corporation organized and existing under the laws of the State of Georgia (the "Member").

                               R E C I T A L S:

      WHEREAS, the Seller and the Member have entered into that certain Amended and Restated Wholesale Power Contract, dated as of August 1, 1996 (together with permitted amendments thereto, the "Wholesale Power Contract"), under which the Seller agrees to sell and the Member agrees to purchase certain quantities of electric capacity and energy;

      WHEREAS, for the benefit of the Member and 36 of the Seller's 38 other members (the "Participating Members"), the Seller has entered into that certain Power Purchase and Sale Agreement , dated as of November 19, 1996, among LG&E Power Marketing Inc. ("LPM"), LG&E Energy Corp. and the Seller (as supplemented by any arbitration, mediation, amendment, administrative procedure or other method of implementing and administering such contract permitted under the provisions of such contract, the "LPM Contract");

      WHEREAS, the Seller has entered into that certain Power Purchase and Sale Agreement, dated as of January 1, 1997, among LPM, LG&E Power Inc. and the Seller (as supplemented by any arbitration, mediation, amendment, administrative procedure or other method of implementing and administering such contract permitted under the provisions of such contract, the "LPM2 Contract"), a contract similar to the LPM Contract, but for the benefit of the remaining two members of the Seller (the "LPM2 Members");

      WHEREAS, under the LPM Contract the Seller will purchase electric capacity and energy from LPM for resale to the Participating Members and has agreed to sell to LPM certain electric energy that LPM schedules or is obligated to take; and

      WHEREAS, to effect such transaction, (i) the Member wishes to exercise its right not to include in the Seller's energy and capacity pool and separately to schedule the capacity and associated energy committed in the LPM Contract and
(ii) the Seller and the Member desire to agree to other terms and conditions as provided herein;

      WHEREAS, to effect the LPM2 Contract transaction the Seller will be entering into an agreement with each of the LPM2 Members that is similar to this Supplement;

      NOW THEREFORE, in consideration of the premises and the mutual promises herein contained, the Seller and the Member hereby agree as follows:

      1. DEFINITIONS. All capitalized terms used herein that are defined in the Wholesale Power Contract, as well as the term "member," shall have their respective meanings set forth in the Wholesale Power Contract, unless the context in which such term is used clearly requires otherwise. All other capitalized terms used herein shall have the respective meanings set forth below.

            "Customer Choice Load" shall have the meaning set forth in the LPM Contract.

            "Excluded Customer Choice Load" means the Member's Customer Choice Load that is not included in LPM's Share of Customer Choice Load.

            "Exhibit 3" is as defined in Section 3.1.

            "Law" shall have the meaning set forth in the LPM Contract.

            "LPM" is as defined in the Second Recital.

            "LPM Contract" is as defined in the Second Recital.

            "LPM Contract Date" means November 19, 1996.

            "LPM2 Contract" is as defined in the Third Recital.

            "LPM2 Members" is as defined in the Third Recital.

            "LPM Future Resource" is the Future Resource in which the Member is allocated a PCR in Exhibit 3.

            "LPM Power Sales Resource" is the Power Sales Resource in which an allocation is made to the Member in Exhibit 3.

            "LPM's Share of Customer Choice Load" shall have the meaning set forth in the LPM Contract.

            "Member Load" means, as of a particular interval, fifty percent (50%) of the total energy requirements of the Member (including the requirements of any retail customer with a choice of supplier under applicable Law, which customer is being served by the Member as of the LPM Contract Date), measured at the metering point, after reducing such requirements to reflect (i) the Member's purchases from SEPA (ii) the Seller's purchases under contracts with QFs entered into after the LPM Contract Date; provided, that Member Load shall not include requirements for sales for resale by the Member, other than to load physically located within the service territory assigned to the Member as of the LPM Contract Date.

            "Rate Schedule A" means Rate Schedule A to the Wholesale Power Contract.

            "Wholesale Power Contract" is defined in the First Recital.

            "Participating Members" is defined in the Second Recital. All Participating Members are allocated PCRs in Exhibit 3.

            "QF" means a qualifying small power production or cogeneration facility as defined in Section 210 of the Public Utilities Regulatory Policy Act of 1978, as amended, and applicable FERC regulations promulgated thereunder.

            "Supplement Schedule A" means Schedule A, "LPM Power Marketer Supplement Formulary Rate Application," attached hereto.

            "SEPA" means the Southeastern Power Administration and any successor agency thereto or any entity succeeding to all or substantially all of the assets and liabilities of SEPA.

            "SEPA Contract" means that certain Contract No. 983, executed as of September 30, 1996, by and between the Member and the United States of America, acting by and through the Administrator of SEPA, under which the Member is entitled to purchase capacity and energy produced from hydro-electric generating resources, and shall include any amendments, or modifications to, or restatements of said agreement and any new agreement in substitution of the original agreement.

            "Supplement Term" is defined in Section 2.

      2. SUPPLEMENT TERM. This Supplement shall be effective as of the later of
(i) the date on which the Wholesale Power Contract becomes effective and (ii) the date on which the Administrator's approval of this Supplement is effective and shall continue in effect until termination of the LPM Contract, whether as the result of early termination, cancellation in the event of default prior to the end of the fixed term, or otherwise (such period, the "Supplement Term"); provided, however, that any Party's cost or liability to the other Party hereunder, or as the result of the LPM Contract, that arises prior to such termination and certain rights and obligations, as expressly provided in Sections 3.3.2, 5.3 and 7 of this Supplement, shall survive the Supplement Term.

      3. FUTURE RESOURCE AND POWER SALES RESOURCE OBLIGATIONS.

            3.1. New PCRs. The LPM Contract shall be treated as a Future Resource for the purpose of the Seller's purchases thereunder and a Power Sales Resource for purposes of the Seller's sales thereunder. The Power Sales Resource represents the Seller's commitment of 44.178 percent of all of the capacity and associated energy relating to the Existing Resources.

The Member hereby approves the LPM Contract and confirms that the requirements of Section 3.2.1 of the Wholesale Power Contract have been met with respect to the allocations to the Member set forth in Exhibit 3 to Appendix 1 to "Rate Schedule A" to the Wholesale Power Contract ("Exhibit 3"). The Member hereby acknowledges that neither the LPM Contract nor this Supplement affects the Member's PCR with respect to any of the Existing Resources or its allocation with respect to Power Sales Resources listed on Exhibit 1 to Appendix 1 to "Rate Schedule A".

            3.2 Cost Responsibility. The Member hereby approves the LPM Contract for the purpose of the requirement that it be approved by seventy-five percent (75%) of the members of the Seller and acknowledges that the LPM Contract constitutes a Future Resource with respect to which all members of the Seller shall become liable for a pro rata share upon a Payment Default as provided in
Section 3.5.3 of the Wholesale Power Contract. The Member acknowledges that "Rate Schedule A" shall provide for recovery of net costs incurred by the Seller as the result of the sales made under the LPM Contract.

            3.3 Scheduling Member.

                  3.3.1 During the Supplement Term, the Member irrevocably elects and the Seller waives prior notice and consents to the Member being a Scheduling Member with respect to its PCR in the LPM Future Resource and its allocation in the LPM Power Sales Resource (and the fifty percent (50%) of its allocation in the underlying Existing Resources committed to such Power Sales Resource). The Member acknowledges that the other Participating Members have made the same elections and the Seller has consented to such elections and that the LPM Power Sales Resource and the LPM Future Resource (and the underlying Existing Resources committed to such Power Sales Resource) will not be included in the Pool. For purposes of the Wholesale Power Contract, the Member irrevocably designates its schedule of its allocation in the LPM Power Sales Resource (and the fifty percent (50%) of its allocation in the underlying Existing Resources committed to such Power Sales Resource) to be, in each hour, LPM's schedule of each Existing Resource dedicated to the LPM Power Sales Resource times the Member's Exhibit 3 PCR. Likewise, the Member irrevocably designates its schedule of capacity and associated energy from the LPM Future Resource to be in each hour the Member Load, less Excluded Customer Choice Load.

                  3.3.2 The Member's election set forth in Section 3.3.1 shall be limited to the Supplement Term and thereafter the Member's allocation of capacity and associated energy committed to and load served with the capacity and energy purchased under the LPM Contract shall be removed from separate scheduling and returned to the Pool, unless the Member has (i) previously elected to be a Scheduling Member with respect to fifty percent (50%) of its allocation in the underlying Existing Resources committed to the LPM Power Sale Resource and to the Member Load or (ii) so elects in writing within six (6) months of the unscheduled termination of the LPM Contract as the result of a default or by mutual agreement of the Seller and LPM. If the Member so elects to become a Scheduling Member, such election shall be effective without regard to whether the Member is a Scheduling Member with respect to the remainder of the Member's total energy requirements.

      4. RATES.

            4.1 Application of Formula. Supplement Schedule A attached hereto and incorporated herein by reference defines how the formulae contained in "Rate Schedule A" are to be applied to the costs incurred and revenues received under the LPM Contract.

            4.2 Limit on Changes. The Seller may modify the definitions in Supplement Schedule A, but only to the extent necessary to ensure that all costs and revenues under the LPM Contract are recovered by and credited to those Members participating in the LPM Contract; provided, however, that during the Supplement Term, (i) the Seller shall not enter into an amendment of the LPM Contract which modifies the Member's individual rates established under the LPM Contract and set forth in Supplement Schedule A unless any such amendment of the LPM Contract is negotiated to comply with the provisions of Sections 9.4, 16.1 or 16.2 of the LPM Contract or is approved by seventy-five percent (75%) of the Participating Members, and (ii) the Seller shall not exercise its right to terminate the LPM Contract pursuant to Section 6.2(a) of the LPM Contract except with the approval of seventy-five percent (75%) of the Participating Members.

            4.3 No Unilateral Filings. Notwithstanding Section 11.3.1 of the Wholesale Power Contract, during the Supplement Term, (i) the Seller shall not unilaterally file an application for a change in any part of "Rate Schedule A" that is expressly prohibited by Section 4.2 of this Supplement and (ii) the Member shall not protest or make any unilateral filing complaining of a change expressly permitted by Section 4.2 of this Supplement.

            4.4 Continued Justness and Reasonableness of Rate. The Seller has provided the Member with a copy of "Rate Schedule A", as amended through February 24, 1997. The Member confirms that the rates, terms and conditions established under the Wholesale Power Contract, including "Rate Schedule A" are just and reasonable and not unduly discriminatory and remain fully consistent with the provisions of Section 11.1 of the Wholesale Power Contract.

      5. PLANNING AND RESOURCE MANAGEMENT.

            5.1 Member Purchases. During the Supplement Term, the Member irrevocably designates the Seller as its exclusive supplier of capacity and energy to meet the Member Load, less Excluded Customer Choice Load. For the purpose of determining the Member's energy charges, the Seller shall be deemed to have served the Member Load solely with energy purchased under the LPM Contract, to the extent such energy is delivered by or on behalf of LPM.

            5.2 Member Sales. During the Supplement Term, the Member irrevocably waives its right to, and agrees not to, sell for resale any of the energy purchased by the Seller under the LPM Contract and thereafter sold by the Seller to the Member; provided, that such prohibition shall not apply to Member sales for resale to load physically located within the service territory assigned to the Member as of the LPM Contract Date. Likewise, during the Supplement Term, the energy and capacity associated with fifty percent (50%) of the Member's
PCR in Existing Resources shall be unavailable for resale by the Member because it is committed to the LPM Power Sales Resource.

            5.3 Annual Planning Report. Unless and until the Member has elected out of all Joint Planning and Resource Management services and has designated all capacity and energy associated with its PCRs for separate scheduling, the Member shall continue to provide its Annual Planning Report to the Seller during the term of the Wholesale Power Contract. This obligation shall survive the termination of this Supplement.

      6. SEPA RIGHTS.

            6.1 Scheduling. The Member confirms that the Seller is designated as the Member's scheduling agent under the SEPA Contract. The Member shall not designate a new scheduling agent during the Supplement Term.

            6.2 Contract Modification. In the event the Member renegotiates its SEPA Contract, the Member agrees to use its best efforts to retain rights to schedule electric capacity and energy purchased from SEPA at least as favorable to the Member as those contained in the existing SEPA Contract. The Member agrees to give the Seller prompt written notice of (i) any modification to the SEPA Contract that reduces the allocation of electric capacity and energy available to the Member for a period at least through December 31, 2001, or (ii) the termination of the SEPA Contract. Such notice shall be given on the later to occur of one hundred twenty (120) days prior to the effectiveness of such modification or termination or, if undertaken unilaterally by SEPA, within ten
(10) days of the date the Member received notice from SEPA of SEPA's action.

            6.3 Replacement Power. If the SEPA Contract is terminated or modified to reduce the amount of capacity and energy available to the Member, the Member irrevocably designates the Seller as its sole supplier, during the Supplement Term, of fifty percent (50%) of the capacity and energy previously supplied by SEPA. The Seller shall provide such capacity and energy in accordance with the terms of the LPM Contract.

      7. SELLER'S MARKETING AND ECONOMIC DEVELOPMENT. Section 5.4 of the Wholesale Power Contract obligates the Seller to unbundle its charges for services. The Member waives this obligation and agrees to pay its allocated share of the cost of the Seller's marketing and economic development services, including Seller's margin, notwithstanding the level of use of such services by the Member until December 31, 1999. Such services may be performed by the Seller, by a subsidiary of the Seller, by an affiliated company, or by a third party who contracts with the Seller to perform such services. The Member's allocated share shall be a percentage equal to its PCR in Existing Resources times the Seller's expenses of marketing and economic development which are not covered by usage-based fees and subscription agreements. The allocated share shall recover 75% of Seller's 1997 budget for expenses of marketing and economic development during the year beginning January 1, 1998 and 50% of such 1997 budget during the year beginning January 1, 1999. The waivers and obligations set forth in this Section 7 shall survive the termination of this Supplement.

      8. NO THIRD PARTY BENEFICIARIES. Subject to the provisions of Section 11 below, the Seller and the Member agree that no other member of the Seller or any other third party is an intended third-party beneficiary of this Supplement, except as may be provided in a separate instrument executed by each of the Seller and the Member.

      9. RULES OF CONSTRUCTION.

            9.1 Headings. The descriptive headings of the various articles, sections and subsections of this Agreement and the Schedules attached hereto have been inserted for convenience of reference only and shall not be construed as to define, expand, or restrict the rights and obligations of the parties.

            9.2 Including. Wherever the term "including" is used in this Agreement and the Schedules attached hereto, such term shall not be construed as limiting the generality of any statement, clause, phrase or term.

            9.3 Plural and Singular. The terms defined in this Agreement and the Schedule attached hereto shall include the plural as well as the singular and the singular as well as the plural.

      10. ASSIGNMENT. This Supplement and the rights and obligations hereunder are not assignable except when assigned by either Party (i) in an Assignment for Security along with the Wholesale Power Contract or (ii) to any assignee or transferee that succeeds to its rights and obligations under the Wholesale Power Contract. In each such case, this Supplement shall be assigned with the Wholesale Power Contract and such assignee or transferee shall agree in writing to be bound by the terms hereof. Any attempted assignment other than to the assignee of a Party's rights and obligations under the Wholesale Power Contract shall be void and unenforceable. This Supplement shall be binding on and inure to the benefit of the permitted successors and permitted assigns of the Parties.

      11. RUS. This Supplement shall not be effective unless and until approved in writing by the Administrator. This Supplement is subject to the rights and obligations of the Parties under that certain Amended and Restated Supplemental Agreement, dated as of August 1, 1996, among the Seller, the Member, and the Government, acting through the Administrator, in the same manner and to the same extent as the Wholesale Power Contract.

      12. GOVERNING LAW. Except to the extent governed by applicable federal law, this Agreement shall be governed by, and construed in accordance with, the law of the State of Georgia.

      13. WAIVER. No Party shall be deemed to waive any provisions of this Supplement unless such waiver shall be in writing and signed by the Party charged with the waiver. No waiver shall be deemed to be a continuing waiver unless those stated in writing.

      14. AMENDMENTS. Except as permitted in Section 4.2 of this Supplement, no change, amendment or modification of this Supplement shall be valid or binding upon the Parties unless such change, amendment or modification shall be in writing and duly executed by the Parties.

      15. SEVERABILITY. If any provisions of this Supplement is void or enforceable, the remainder of this Supplement shall not be affected thereby.

      16. APPROVAL OF LPM2 CONTRACT. The Member hereby approves the LPM2 Contract for the purpose of the requirement that it be approved by seventy-five percent (75%) of the members of the Seller and acknowledges that the LPM2 Contract constitutes a Future Resource with respect to which all members of the Seller shall become liable for a pro rata share upon a Payment Default as provided in Section 3.5.3 of the Wholesale Power Contract. The Member acknowledges that "Rate Schedule A" shall provide for recovery of net costs incurred by the Seller as the result of the sales made under the LPM2 Contract.

            [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the Seller and the Member have caused this Supplement to be executed, attested, sealed and delivered by their respective duly authorized officers as of the day and year first written above.

                                     SELLER:

                                     OGLETHORPE POWER
                                     CORPORATION (AN ELECTRIC
                                     MEMBERSHIP GENERATION &
                                     TRANSMISSION CORPORATION)


[CORPORATE SEAL]                     By:  /s/ T. D. Kilgore
                                        ---------------------------------------
                                        Title: President and Chief Executive
                                               Officer

ATTEST:


  /s/ Patricia N. Nash
----------------------------
Assistant Secretary

                                     MEMBER:

                                     ALTAMAHA ELECTRIC
                                     MEMBERSHIP CORPORATION


[CORPORATE SEAL]                     By:  /s/ Jmon Warnock
                                        ---------------------------------------
                                        Title: President
                                               --------------------------------

ATTEST:


  /s/ Bernard Hart
----------------------------
Secretary-Treasurer

                          SCHEDULE TO EXHIBIT 10.8.4

                         SUPPLEMENTAL AGREEMENT TO THE
                             AMENDED AND RESTATED
                           WHOLESALE POWER CONTRACT
                                    (LPM I)

      The following is a list of substantially identical Amended and Restated Supplemental Agreements for the Electric Membership Corporations, dated March 1, 1997:

1.   Amicalola EMC                      19.  Middle Georgia EMC
2.   Canoochee EMC                      20.  Mitchell EMC
3.   Carroll EMC                        21.  Ocmulgee EMC
4.   Central Georgia EMC                22.  Oconee EMC
5.   Coastal EMC                        23.  Pataula EMC
6.   Cobb EMC                           24.  Planters EMC
7.   Colquitt EMC                       25.  Rayle EMC
8.   Excelsior EMC                      26.  Satilla Rural EMC
9.   Flint EMC                          27.  Slash Pine EMC
10.  Grady EMC                          28.  Snapping Shoals EMC
11.  Greystone Power Corporation,       29.  Sumter EMC
        an EMC                          30.  Three Notch EMC
12.  Habersham EMC                      31.  Tri-County EMC
13.  Hart EMC                           32.  Troup EMC
14.  Irwin EMC                          33.  Upson EMC
15.  Jackson EMC                        34.  Walton EMC
16.  Jefferson EMC                      35.  Washington EMC
17.  Lamar EMC
18.  Little Ocmulgee EMC
19.  Middle Georgia EMC

      The Schedule to the Supplemental Agreement is not filed herewith; however, the Registrant hereby agrees that such Schedule will be provided to the Commission upon request.

                      SUPPLEMENTAL AGREEMENT TO THE AMENDED
                      AND RESTATED WHOLESALE POWER CONTRACT

      THIS SUPPLEMENTAL AGREEMENT TO THE AMENDED AND RESTATED WHOLESALE POWER CONTRACT, dated as of March 1, 1997 (together with permitted amendments hereto, this "Supplement"), is entered into by and between OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP GENERATION & TRANSMISSION CORPORATION), an electric membership corporation organized and existing under the laws of the State of Georgia (the "Seller"), and OKEFENOKE ELECTRIC MEMBERSHIP CORPORATION, an electric membership corporation organized and existing under the laws of the State of Georgia (the "Member").

                               R E C I T A L S:

      WHEREAS, the Seller and the Member have entered into that certain Amended and Restated Wholesale Power Contract, dated as of August 1, 1996 (together with permitted amendments thereto, the "Wholesale Power Contract"), under which the Seller agrees to sell and the Member agrees to purchase certain quantities of electric capacity and energy;

      WHEREAS, for the benefit of the Member and 36 of the Seller's 38 other members (the "Participating Members"), the Seller has entered into that certain Power Purchase and Sale Agreement , dated as of November 19, 1996, among LG&E Power Marketing Inc. ("LPM"), LG&E Energy Corp. and the Seller (as supplemented by any arbitration, mediation, amendment, administrative procedure or other method of implementing and administering such contract permitted under the provisions of such contract, the "LPM Contract");

      WHEREAS, the Seller has entered into that certain Power Purchase and Sale Agreement, dated as of January 1, 1997, among LPM, LG&E Power Inc. and the Seller (as supplemented by any arbitration, mediation, amendment, administrative procedure or other method of implementing and administering such contract permitted under the provisions of such contract, the "LPM2 Contract"), a contract similar to the LPM Contract, but for the benefit of the remaining two members of the Seller (the "LPM2 Members");

      WHEREAS, under the LPM Contract the Seller will purchase electric capacity and energy from LPM for resale to the Participating Members and has agreed to sell to LPM certain electric energy that LPM schedules or is obligated to take; and

      WHEREAS, to effect such transaction, (i) the Member wishes to exercise its right not to include in the Seller's energy and capacity pool and separately to schedule the capacity and associated energy committed in the LPM Contract and
(ii) the Seller and the Member desire to agree to other terms and conditions as provided herein;

     WHEREAS, to effect the LPM2 Contract transaction the Seller will be entering into an agreement with each of the LPM2 Members that is similar to this Supplement;

      NOW THEREFORE, in consideration of the premises and the mutual promises herein contained, the Seller and the Member hereby agree as follows:

      1. DEFINITIONS. All capitalized terms used herein that are defined in the Wholesale Power Contract, as well as the term "member," shall have their respective meanings set forth in the Wholesale Power Contract, unless the context in which such term is used clearly requires otherwise. All other capitalized terms used herein shall have the respective meanings set forth below.

            "Customer Choice Load" shall have the meaning set forth in the LPM Contract.

            "Excluded Customer Choice Load" means the Member's Customer Choice Load that is not included in LPM's Share of Customer Choice Load.

            "Exhibit 3" is as defined in Section 3.1.

            "Law" shall have the meaning set forth in the LPM Contract.

            "LPM" is as defined in the Second Recital.

            "LPM Contract" is as defined in the Second Recital.

            "LPM Contract Date" means November 19, 1996.

            "LPM2 Contract" is as defined in the Third Recital.

            "LPM2 Members" is as defined in the Third Recital.

            "LPM Future Resource" is the Future Resource in which the Member is allocated a PCR in Exhibit 3.

            "LPM Power Sales Resource" is the Power Sales Resource in which an allocation is made to the Member in Exhibit 3.

            "LPM's Share of Customer Choice Load" shall have the meaning set forth in the LPM Contract.

            "Member Load" means, as of a particular interval, fifty percent (50%) of the total energy requirements of the Member (including the requirements of any retail customer with a choice of supplier under applicable Law, which customer is being served by the Member as of the LPM Contract Date), measured at the metering point, after reducing such requirements to reflect (i) the Member's purchases from SEPA, (ii) the Seller's purchases under contracts with QFs entered into after the LPM Contract Date, and (iii) requirements served from facilities located in Florida, less all or any portion of such requirements as to which the Member has requested and the Seller is providing Joint Planning and Resource Management in accordance with Section 3.3.1 of the Wholesale Power Contract; provided, that Member Load shall not include requirements for sales for resale by the Member, other than to load physically located within the service territory assigned to the Member as of the LPM Contract Date.

            "Rate Schedule A" means Rate Schedule A to the Wholesale Power Contract.

            "Wholesale Power Contract" is defined in the First Recital.

            "Participating Members" is defined in the Second Recital. All Participating Members are allocated PCRs in Exhibit 3.

            "QF" means a qualifying small power production or cogeneration facility as defined in Section 210 of the Public Utilities Regulatory Policy Act of 1978, as amended, and applicable FERC regulations promulgated thereunder.

            "Supplement Schedule A" means Schedule A, "LPM Power Marketer Supplement Formulary Rate Application," attached hereto.

            "SEPA" means the Southeastern Power Administration and any successor agency thereto or any entity succeeding to all or substantially all of the assets and liabilities of SEPA.

            "SEPA Contract" means that certain Contract No. 1007, executed as of September 30, 1996, by and between the Member and the United States of America, acting by and through the Administrator of SEPA, under which the Member is entitled to purchase capacity and energy produced from hydro-electric generating resources, and shall include any amendments, or modifications to, or restatements of said agreement and any new agreement in substitution of the original agreement.

            "Supplement Term" is defined in Section 2.

     2. SUPPLEMENT TERM. This Supplement shall be effective as of the later of
(i) the date on which the Wholesale Power Contract becomes effective and (ii) the date on which the Administrator's approval of this Supplement is effective and shall continue in effect until termination of the LPM Contract, whether as the result of early termination, cancellation in the event of default prior to the end of the fixed term, or otherwise (such period, the "Supplement Term"); provided, however, that any Party's cost or liability to the other Party hereunder, or as the result of the LPM Contract, that arises prior to such termination and certain rights and obligations, as expressly provided in Sections 3.3.2, 5.3 and 7 of this Supplement, shall survive the Supplement Term.

      3. FUTURE RESOURCE AND POWER SALES RESOURCE OBLIGATIONS.

            3.1. New PCRs. The LPM Contract shall be treated as a Future Resource for the purpose of the Seller's purchases thereunder and a Power Sales Resource for purposes of the Seller's sales thereunder. The Power Sales Resource represents the Seller's commitment of 44.178 percent of all of the capacity and associated energy relating to the Existing Resources. The Member hereby approves the LPM Contract and confirms that the requirements of Section 3.2.1 of the Wholesale Power Contract have been met with respect to the allocations to the Member set forth in Exhibit 3 to Appendix 1 to "Rate Schedule A" to the Wholesale Power Contract ("Exhibit 3"). The Member hereby acknowledges that neither the LPM Contract nor this Supplement affects the Member's PCR with respect to any of the Existing Resources or its allocation with respect to Power Sales Resources listed on Exhibit 1 to Appendix 1 to "Rate Schedule A".

            3.2 Cost Responsibility. The Member hereby approves the LPM Contract for the purpose of the requirement that it be approved by seventy-five percent (75%) of the members of the Seller and acknowledges that the LPM Contract constitutes a Future Resource with respect to which all members of the Seller shall become liable for a pro rata share upon a Payment Default as provided in
Section 3.5.3 of the Wholesale Power Contract. The Member acknowledges that "Rate Schedule A" shall provide for recovery of net costs incurred by the Seller as the result of the sales made under the LPM Contract.

            3.3 Scheduling Member.

                  3.3.1 During the Supplement Term, the Member irrevocably elects and the Seller waives prior notice and consents to the Member being a Scheduling Member with respect to its PCR in the LPM Future Resource and its allocation in the LPM Power Sales Resource (and the fifty percent (50%) of its allocation in the underlying Existing Resources committed to such Power Sales Resource). The Member acknowledges that the other Participating Members have made the same elections and the Seller has consented to such elections and that the LPM Power Sales Resource and the LPM Future Resource (and the underlying Existing Resources committed to such Power Sales Resource) will not be included in the Pool. For purposes of the Wholesale Power Contract, the Member irrevocably designates its schedule of its allocation in the LPM Power Sales Resource (and the fifty percent (50%) of its allocation in the underlying Existing Resources committed to such Power Sales Resource) to be, in each hour, LPM's schedule of each Existing Resource dedicated to the LPM Power Sales Resource times the Member's Exhibit 3 PCR. Likewise, the Member irrevocably designates its schedule of capacity and associated energy from the LPM Future Resource to be in each hour the Member Load, less Excluded Customer Choice Load.

                  3.3.2 The Member's election set forth in Section 3.3.1 shall be limited to the Supplement Term and thereafter the Member's allocation of capacity and associated energy committed to and load served with the capacity and energy purchased under the LPM Contract shall be removed from separate scheduling and returned to the Pool, unless the Member has (i) previously elected to be a Scheduling Member with respect to fifty percent (50%) of its allocation in the underlying Existing Resources committed to the LPM Power Sale Resource and to the Member Load or (ii) so elects in writing within six (6) months of the unscheduled termination of the LPM Contract as the result of a default or by mutual agreement of the Seller and LPM. If the Member so elects to become a Scheduling Member, such election shall be effective without regard to whether the Member is a Scheduling Member with respect to the remainder of the Member's total energy requirements.

      4. RATES.

            4.1 Application of Formula. Supplement Schedule A attached hereto and incorporated herein by reference defines how the formulae contained in "Rate Schedule A" are to be applied to the costs incurred and revenues received under the LPM Contract.

            4.2 Limit on Changes. The Seller may modify the definitions in Supplement Schedule A, but only to the extent necessary to ensure that all costs and revenues under the LPM Contract are recovered by and credited to those Members participating in the LPM Contract; provided, however, that during the Supplement Term, (i) the Seller shall not enter into an amendment of the LPM Contract which modifies the Member's individual rates established under the LPM Contract and set forth in Supplement Schedule A unless any such amendment of the LPM Contract is negotiated to comply with the provisions of Sections 9.4, 16.1 or 16.2 of the LPM Contract or is approved by seventy-five percent (75%) of the Participating Members, and (ii) the Seller shall not exercise its right to terminate the LPM Contract pursuant to Section 6.2(a) of the LPM Contract except with the approval of seventy-five percent (75%) of the Participating Members.

            4.3 No Unilateral Filings. Notwithstanding Section 11.3.1 of the Wholesale Power Contract, during the Supplement Term, (i) the Seller shall not unilaterally file an application for a change in any part of "Rate Schedule A" that is expressly prohibited by Section 4.2 of this Supplement and (ii) the Member shall not protest or make any unilateral filing complaining of a change expressly permitted by Section 4.2 of this Supplement.

            4.4 Continued Justness and Reasonableness of Rate. The Seller has provided the Member with a copy of "Rate Schedule A", as amended through February 24, 1997. The Member confirms that the rates, terms and conditions established under the Wholesale Power Contract, including "Rate Schedule A" are just and reasonable and not unduly discriminatory and remain fully consistent with the provisions of Section 11.1 of the Wholesale Power Contract.

      5. PLANNING AND RESOURCE MANAGEMENT.

            5.1 Member Purchases. During the Supplement Term, the Member irrevocably designates the Seller as its exclusive supplier of capacity and energy to meet the Member Load, less Excluded Customer Choice Load. For the purpose of determining the Member's energy charges, the Seller shall be deemed to have served the Member Load solely with energy purchased under the LPM Contract, to the extent such energy is delivered by or on behalf of LPM.

            5.2 Member Sales. During the Supplement Term, the Member irrevocably waives its right to, and agrees not to, sell for resale any of the energy purchased by the Seller under the LPM Contract and thereafter sold by the Seller to the Member; provided, that such prohibition shall not apply to Member sales for resale to load physically located within the service territory assigned to the Member as of the LPM Contract Date. Likewise, during the Supplement Term, the energy and capacity associated with fifty percent (50%) of the Member's PCR in Existing Resources shall be unavailable for resale by the Member because it is committed to the LPM Power Sales Resource.

            5.3 Annual Planning Report. Unless and until the Member has elected out of all Joint Planning and Resource Management services and has designated all capacity and energy associated with its PCRs for separate scheduling, the Member shall continue to provide its Annual Planning Report to the Seller during the term of the Wholesale Power Contract. This obligation shall survive the termination of this Supplement.

      6. SEPA RIGHTS.

            6.1 Scheduling. The Member confirms that the Seller is designated as the Member's scheduling agent under the SEPA Contract. The Member shall not designate a new scheduling agent during the Supplement Term.

            6.2 Contract Modification. In the event the Member renegotiates its SEPA Contract, the Member agrees to use its best efforts to retain rights to schedule electric capacity and energy purchased from SEPA at least as favorable to the Member as those contained in the existing SEPA Contract. The Member agrees to give the Seller prompt written notice of (i) any modification to the SEPA Contract that reduces the allocation of electric capacity and energy available to the Member for a period at least through December 31, 2001, or (ii) the termination of the SEPA Contract. Such notice shall be given on the later to occur of one hundred twenty (120) days' prior to the effectiveness of such modification or termination or, if undertaken unilaterally by SEPA, within ten
(10) days of the date the Member received notice from SEPA of SEPA's action.

            6.3 Replacement Power. If the SEPA Contract is terminated or modified to reduce the amount of capacity and energy available to the Member, the Member irrevocably designates the Seller as its sole supplier, during the Supplement Term, of fifty percent (50%) of the capacity and energy previously supplied by SEPA. The Seller shall provide such capacity and energy in accordance with the terms of the LPM Contract.

     7. SELLER'S MARKETING AND ECONOMIC DEVELOPMENT. Section 5.4 of the Wholesale Power Contract obligates the Seller to unbundle its charges for services. The Member waives this obligation and agrees to pay its allocated share of the cost of the Seller's marketing and economic development services, including Seller's margin, notwithstanding the level of use of such services by the Member until December 31, 1999. Such services may be performed by the Seller, by a subsidiary of the Seller, by an affiliated company, or by a third party who contracts with the Seller to perform such services. The Member's allocated share shall be a percentage equal to its PCR in Existing Resources times the Seller's expenses of marketing and economic development which are not covered by usage-based fees and subscription agreements. The allocated share shall recover 75% of Seller's 1997 budget for expenses of marketing and economic development during the year beginning January 1, 1998 and 50% of such 1997 budget during the year beginning January 1, 1999. The waivers and obligations set forth in this
Section 7 shall survive the termination of this Supplement.

      8. NO THIRD PARTY BENEFICIARIES. Subject to the provisions of Section 11 below, the Seller and the Member agree that no other member of the Seller or any other third party is an intended third-party beneficiary of this Supplement, except as may be provided in a separate instrument executed by each of the Seller and the Member.

      9. RULES OF CONSTRUCTION.

            9.1 Headings. The descriptive headings of the various articles, sections and subsections of this Agreement and the Schedules attached hereto have been inserted for convenience of reference only and shall not be construed as to define, expand, or restrict the rights and obligations of the parties.

            9.2 Including. Wherever the term "including" is used in this Agreement and the Schedules attached hereto, such term shall not be construed as limiting the generality of any statement, clause, phrase or term.

            9.3 Plural and Singular. The terms defined in this Agreement and the Schedule attached hereto shall include the plural as well as the singular and the singular as well as the plural.

     10. ASSIGNMENT. This Supplement and the rights and obligations hereunder are not assignable except when assigned by either Party (i) in an Assignment for Security along with the Wholesale Power Contract or (ii) to any assignee or transferee that succeeds to its rights and obligations under the Wholesale Power Contract. In each such case, this Supplement shall be assigned with the Wholesale Power Contract and such assignee or transferee shall agree in writing to be bound by the terms hereof. Any attempted assignment other than to the assignee of a Party's rights and obligations under the Wholesale Power Contract shall be void and unenforceable. This Supplement shall be binding on and inure to the benefit of the permitted successors and permitted assigns of the Parties.

     11. RUS. This Supplement shall not be effective unless and until approved in writing by the Administrator. This Supplement is subject to the rights and obligations of the Parties under that certain Amended and Restated Supplemental Agreement, dated as of August 1, 1996, among the Seller, the Member, and the Government, acting through the Administrator, in the same manner and to the same extent as the Wholesale Power Contract.

      12. GOVERNING LAW. Except to the extent governed by applicable federal law, this Agreement shall be governed by, and construed in accordance with, the law of the State of

Georgia.

      13. WAIVER. No Party shall be deemed to waive any provisions of this Supplement unless such waiver shall be in writing and signed by the Party charged with the waiver. No waiver shall be deemed to be a continuing waiver unless those stated in writing.

      14. AMENDMENTS. Except as permitted in Section 4.2 of this Supplement, no change, amendment or modification of this Supplement shall be valid or binding upon the Parties unless such change, amendment or modification shall be in writing and duly executed by the Parties.

      15. SEVERABILITY. If any provisions of this Supplement is void or enforceable, the remainder of this Supplement shall not be affected thereby.

      16. APPROVAL OF LPM2 CONTRACT. The Member hereby approves the LPM2 Contract for the purpose of the requirement that it be approved by seventy-five percent (75%) of the members of the Seller and acknowledges that the LPM2 Contract constitutes a Future Resource with respect to which all members of the Seller shall become liable for a pro rata share upon a Payment Default as provided in Section 3.5.3 of the Wholesale Power Contract. The Member acknowledges that "Rate Schedule A" shall provide for recovery of net costs incurred by the Seller as the result of the sales made under the LPM2 Contract.

            [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the Seller and the Member have caused this Supplement to be executed, attested, sealed and delivered by their respective duly authorized officers as of the day and year first written above.

                                     SELLER:

                                     OGLETHORPE POWER
                                     CORPORATION (AN ELECTRIC
                                     MEMBERSHIP GENERATION &
                                     TRANSMISSION CORPORATION)


[CORPORATE SEAL]                     By:  /s/ T. D. Kilgore
                                        ---------------------------------------
                                        Title: President and Chief Executive
                                               Officer

ATTEST:


  /s/ Patricia N. Nash
----------------------------
Assistant Secretary

                                     MEMBER:

                                     OKEFENOKE ELECTRIC
                                     MEMBERSHIP CORPORATION


[CORPORATE SEAL]                     By:  /s/ Robert W. Coombs
                                        ---------------------------------------
                                        Title: President
                                               --------------------------------


ATTEST:


  /s/ James L. Connor
----------------------------
Secretary/Treasurer